Citigroup Financial Services Conference

Vikram Pandit
Chief Executive Officer

March 11, 2010

Where We Were

Product-centric strategy

Focused on revenue growth

Disparate businesses

Being all things to all clients

Over-exposed to the US consumer

Citigroup – Progress Over The Last 2 Years

- Raised significant new capital
- Reduced amount and riskiness of assets
- Cut expenses
- Improved risk management
- Added strong leadership
- Repaid TARP and exited loss-sharing agreement

Citigroup – Progress Over The Last 2 Years



Capital Ratios
Tier 1 Capital
Tier 1 Common(1)
7.7%
8.7%
8.2%
11.9%
11.9%
12.7%
12.8%
11.7%
10.3%(2)
4.2%
4.4%
3.7%
2.3%
2.2%
2.7%
9.1%
9.6%
8.2%(2)
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09



Allowance for Loan Losses ($B)
FAS 166/167 Impact
Allowance
LLR%
2.31%
2.78%
3.35%
4.27%
4.82%
5.60%
5.85%
6.64%(2)
6.09%
$18.3
$20.8
$24.0
$29.6
$31.7
$35.9
$36.4
$49.4(2)
13.4
36.0
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09

(1) Tier 1 Common is a non-GAAP financial measure. Please see page 32 for additional information on these measures.
(2) Pro forma for the adoption of FAS 166/167, based on information available as of December 31, 2009.

Citigroup – Progress Over The Last 2 Years


Expenses ($B)
(20)%
15.4
15.2
14.0
24.6
9.6 (1)
15.0
11.7
12.0
11.8
12.3
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09


Assets ($Tr)
$(344)B
2.20
2.10
2.05
1.94
1.82
1.85
1.89
1.86
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09

(1) Goodwill impairment charge.

Long-Term Trends And Strategic Implications

Long-Term Trends	Strategic Implications
Emerging markets growth	– Capitalize and expand established EM footprint
EM economic decoupling	– Capture increasing cross-border trade and payment flows (globally and intra-regionally)
Reduced access to non-bank financial funding	– Lower reliance on wholesale funding – Match fund local assets and deposits
Higher urbanization and technology usage	– Focus consumer strategy on key metropolitan areas and digital distribution
Customized solutions	– Refocus strategy on clients, not products

Citigroup Reorganization

2009 ($B)

Citicorp	
Revenues[1]	$66.9
Expenses	31.7
Provisions	8.8
Net Income	$14.7
Assets[3]	$1,079
Deposits	$731

Citi Holdings	
Revenues[1,2]	$34.8
Expenses	14.7
Provisions	31.4
Net Income[2]	$(8.3)
Assets[3]	$547
Deposits	$92



Transaction Services
Securities and Banking
Regional Consumer Banking
MSSB JV
CitiFinancial
Student Loans
Primerica
Retail Partners Cards
Legacy U.S. Mortgages
W.E. Consumer Banking
SAP Assets

(1) Reported as Managed Revenues. Managed metrics are non-GAAP financial measures. Please see page 33 for additional information on these measures.
(2) Includes a pre-tax gain of $11.1B ($6.7B after-tax) arising from the 2Q'09 closing of the Morgan Stanley Smith Barney joint venture.
(3) Approximately $61 billion of assets will be transferred from Citi Holdings to Citicorp in 1Q'10.
Note: Corporate / Other not shown.

Citi Holdings – Assets

EOP $B

Assets(1)



BAM
LCL
SAP
$(351)
898
833
775
715
662
649
617
547
346
299
261
241
214
201
182
154
484
469
452
416
396
392
376
358
68
65
62
58
52
56
59
35
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09

Local Consumer Lending: $358B



Primerica 3%
4% CRE
International
11%
Student Loan Corp
9%
Retail Partners Cards
11%
CitiFinancial
11%
4%
Auto
47%
CitiMortgage

Brokerage & Asset Management: $35B



Retail Alternative Investments
8%
Latin America Asset Management
17%
75%
MS Smith Barney JV

Special Asset Pool: $154B



Consumer & SMEs 4%
4% Other
Equity 7%
SIVs 10%
Monolines 1%
Highly Lev Fin. Commit. 2%
Securities at AFS/HTM
31%
21%
Loans, leases & Letters of Credit at HFI/HFS
20%
Mark-to-Market

(1) Approximately $61 billion of assets will be transferred from Citi Holdings to Citicorp in 1Q'10.
Note: Totals may not sum due to rounding.

Citi Holdings – Special Asset Pool

Net Income ($B)


0.6
0.9
(1.9)
(11.8)
(9.1)
(4.3)
(4.6)
(8.8)
(4.0)
(1.2)
0.1
(0.2)
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09

Citi Holdings Net Revenue Marks[1] ($B)


0.0
0.0
(2.9)
(17.2)
(13.7)
(6.6)
(6.4)
(12.1)
(4.9)
1.0
1.5
0.2
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09

(1) Citi Holdings net revenue marks includes SAP and BAM. For a complete list, please see page 35 of the 4Q'09 earnings presentation.

Citi Holdings – Local Consumer Lending

$B

Net Income



1.1
1.2
0.4
(1.1)
0.1
(1.2)
(2.3)
(2.3)(1)
(1.4)
(4.2)
(2.1)
(2.3)
1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09

Managed Net Credit Losses(2)



1.9
2.0
2.3
2.7
3.4
3.7
4.3
4.9
5.6
6.4
6.1
5.7
1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09

2009	
Managed Revenues(2)	$23.3
Expenses	10.4
PB&C	1.1
PPNR	$11.8
Managed NCLs(2)	$23.8
Loan Loss Reserves(3)	$27

(1) Excludes $(2.6)B after-tax goodwill impairment charge. (2) Managed metrics are non-GAAP financial measures. For additional information on these measures please see pages 34 and 43.
(3) LLR attributable to Local Consumer Lending is for analytical purposes only. Shown pro forma for FAS 166/167 impact (using 12/31/09 balances).

Citicorp – America's Global Bank

- Unique global bank for corporations/institutions and consumers
  - Serving them in over 140 countries
- Unmatched global network and emerging markets footprint
  - Well positioned to benefit from faster growing products and geographies
- Leveraging core historical strengths to serve clients' needs
  - Balanced across three core businesses: transaction services, securities & banking, and consumer banking

2009 Revenues: $60.2B

By Region



25%
EMEA
NA
32%
20%
LatAm
23%
Asia

By Business



RCB
38%
S&B
46%
16%
GTS

Citicorp – Unparalleled Global Network



Global footprint, but not all businesses in all geographies

- Consumer footprint focused on key US and EM cities
- Trading desks in 75 countries
- GTS and Corporate Bank most global footprint
- Securities and Banking presence in 89 countries

Physical infrastructure
Serving clients/
no physical infrastructure

Emerging Markets: A Growing Opportunity

Global Revenue Pool[1]


CAGR
$3.9Tr
7%
$3.2Tr
2.5
5%
2.2
1.0
1.4
12%
2009
2012E
Developed Markets
Emerging Markets

Emerging markets likely to represent over 55% of potential revenue growth

Citicorp: 2009 Financials


$60B
$15B
54%
54%
46%
46%
Revenue
Net Income
$1.15Tr
$731B
66%
54%
34%
46%
Mgd. Assets (2,3)
Deposits (2)

(1) Financial services revenue pool including consumer and corporate/institutional revenues. (source: McKinsey, Citi)
(2) End of period.
(3) Managed metrics are non-GAAP financial measures. Please see page 34 for additional information on these measures.
Note: Developed markets comprise the U.S., Canada, Western Europe, Japan, Australia and New Zealand.

Citicorp – Institutional Clients Group

- **Global network – presence in nearly 100 countries**
  - Market leader in Emerging Markets
    - 37% of revenues and 45% of net income in 2009
  - Securities and Banking presence in 89 countries
  - Trading floors in 75 countries
  - Private Bank in 23 countries



Revenues ($B)
$33.5
$34.9
$37.4
2007
2008
2009
Net Income ($B)
$8.9
$9.3
$12.8
2007
2008
2009



Physical infrastructure
Serving clients/ no physical infrastructure
Trading floor

Citicorp – Transaction Services

Key to overall strategy: establishes deep client ties with attractive returns, provides platform for follow-on business

- Unmatched global network
  - Proprietary network in ~100 countries
  - Serves clients in >140 countries
- Large scale provider of highly "sticky" value-added services
  - Moves >$3Tr in flows and facilitates 5MM transactions each day
- Low volatility, annuity-type revenues
- Asset light, high return business driven by fees & deposits
- Leading client franchise
  - 99% of the Fortune 100
  - 94% of the Fortune Global 500
  - Governments in 100+ countries
  - Over 400 of the top 500 banks
  - 200 of the top 300 asset managers
  - Top 3,000 clients: >95% of revenues
- Scale business underpinned by technology and infrastructure

Strong Financial Performance

2004-2009 CAGR


21%
20%
10%
29%
Avg. Deposits(1)
Revenues
Expenses
Net Income


2009
$9.8B
$3.7B
$324B
Asia
LatAm
EMEA
NA
25%
14%
35%
26%
33%
16%
34%
17%
34%
8%
33%
25%
Revenue
Net Income(2)
EOP Deposits

(1) Deposits and other customer liability balances. (2) Net income from continuing operations.

Citicorp – Transaction Services

- Cash management and custody capabilities are core to the institutional client relationship:
  - World's largest user of SWIFT by volume (7.7% market share in 2009)
  - WorldLink: processes cross-border payments to ~190 countries and over 130 currencies
  - Citi Direct: offered in 24 languages, works in 90+ countries and supports 100+ currencies

Rapidly growing number of multinational corporations



'000s
65
78
~96
21%
24%
29%
79%
76%
71%
2002
2007
2012E
Developed Mkts.
Emerging Mkts.

436 clients use Citi's global network in 21+ countries



51+ Countries
21+ Countries
11+ Countries
US Domiciled
Non US Domiciled
56%
47%
40%
44%
53%
60%
Clients
61
436
966
Revenues
$1.6B
$4.4B
$5.6B

Source: UNCTAD World Investment Report, Citi estimates.
Note: Multinational is defined as an enterprise that controls assets in a foreign entity.

Citicorp – Securities and Banking

- Strong client franchise with unique exposure to emerging markets
  - 92 banking clients transact with us in more than 50 countries
  - Trading floors in 75 countries
  - Established presence in Asia, Latin America and CEEMEA
  - Leading local markets FX business
- Maintaining focus on:
  - Risk-adjusted profitability and execution discipline
  - 5,000 core clients (from 45,000 3 years ago) and integrating Corporate and Investment Bank
- Investing in talent and technology to close product gaps and create a more balanced revenue stream
  - Investment banking, equities, prime brokerage, commodities, G10 rates, private bank, equity capital markets



Revenues (ex-CVA)(1)
$20.8
$24.5
$23.9
$29.4
2006
2007
2008
2009



2009 Revenues (ex-CVA)(1)
$21.1
$5.4
$4.8
$2.1
$(3.9)
FI Mkts
Equity Mkts
Inv. Bnkg.
Prvt. Bank
Other(2)



2009
Asia
LatAm
EMEA
NA
$27.6B
$9.2B
$779
17%
12%
36%
34%
20%
17%
37%
26%
20%
8%
25%
46%
Revenue
Net Income(3)
Avg. Assets

(1) CVA of $(1,770) million in 2009, $1,033 million in 2008, and $810 million in 2007. 2009 CVA by business: fixed income markets $464 million, equity markets $(2,190) million, private bank $(44) million. (2) Other includes Lending, Other Securities and Banking. (3) Net income from continuing operations.

Corporate Clients Coverage



Revenue Profile by International Presence
Investment Banking
Markets
GTS
Rev/ Clients
• ~1,000 clients active in more than 10 countries and average $10mm in annual revenue
1-10
11-20
21-30
31-40
41-50
51-60
61-70
71-80
# of Countries in Which Citi Generates Revenue with Client



Revenue Profile by Product
Investment Banking
Markets
GTS
Rev/ Clients
• ~1,200 clients utilize at least 8 products and average $10mm in annual revenue
8
9
10
11
12
13
14
15
16+
Products used by client

Citicorp – Regional Consumer Banking



Presence in 39 Countries
Emerging Markets Represent Half of Managed Revenues
North America
EMEA
Asia
Latin America
2009:
$29.4B
$1.9B
$196B
$290B
23%
25%
5%
47%
75%
17%
19%
(11)%
35%
15%
4%
46%
33%
14%
3%
50%
Managed Revenues (1)
Net Income
EOP Managed Loans (1)
EOP Deposits

(1) Managed metrics are non-GAAP financial measures. Please see page 33 for additional information on these measures.

A Concentrated Opportunity

150 metro areas equal 30% of world's GDP[(1)]



Rest of developed: 42 cities
USA: 23 cities
36%
31%
33%
Emerging Markets: 85 cities

Metro GDP: Top 10 largest countries ($Tr)



Developed
Emerging
% total GDP
7.4
2.0
0.8
0.7
0.5
1.0
0.8
0.7
0.6
0.4
52%
41%
31%
24%
37%
22%
49%
59%
56%
47%
US
Japan
UK
France
Canada
China
Brazil
India
Mexico
S. Korea

(1) Calculated using purchase power parity exchange rates.
Source: PricewaterhouseCoopers, UK Economic Outlook, November 2009.

Citicorp – North America Consumer Banking

- Key part of Citi's global consumer network
- Important source of deposit funding
- A segment-led strategy:
  - Target mass affluent, urban, globally-minded customers
  - Customer mix skewed towards savers and investors
- Target retail segment already represents ~50% of our existing customer base
  - Estimated 18 million target segment households within branch footprint
  - Currently serving less than 10% of target households
- Present in 9 of top 10 U.S. metro areas
  - Account for 77% of Citi branches and deposits

citibank



Our top 17 MSAs cover:
– 1/3 of US population
– 1/4 of US deposits(1)

Branch network skewed towards the mass affluent segment

- Average deposits per branch at 2.0x peers
- Savers and Investors[2] as a % of total customers close to 1.4x large peers

(1) Deposits in "close proximity" to a Citi branch. The definition is based on county branch density (ranging from 0.25 miles in metro locations to 3 miles in rural locations).
(2) Savers and Investors defined as clients with investable asset levels above $100,000.
Source: Nielsen Claritas Market Share Survey, SNL

Citicorp – North America Consumer Banking



AmericanAirlines
Expedia.com
at&t
Thank You

- 3rd largest issuer of cards
- Lend-centric model under pressure:
  - Legislative and regulatory limits on risk-based pricing
  - Consumer deleveraging, spending less
  - Smaller but more profitable business
- Redefining business model
  - More reliance on convenience of payments
- Reengineering cost base to make it more variable

- 23MM open accounts
- $83B of managed[(1)] loans
- $167B in annual sales, ~2 billion purchase transactions
- Average spend of ~$8,900 per active account, average balance of ~$4,400

(1) Managed metrics are non-GAAP financial measures. Please see page 33 for additional information on these measures.

Citicorp – International Consumer Banking

- **Focus on Emerging Markets**
  - EM countries represented ~90% of 2009 International RCB revenues
- **Targeting the mass affluent**
  - Critical mass in key cities through branches, enhanced using alternative channels and perceptual scale
- **Leader in cards**
  - Top 3 in 20 countries
  - 10% share in emerging markets
  - Co-branding with top local and global corporations
- **Citigold – strong mass affluent proposition**

20 countries represent over 80% of Emerging Markets revenue pool(1)



Rest of EM 18%
China 21%
Brazil 13%
Russia 10%
Korea 9%
Mexico 5%
India 4%
Taiwan 4%
Thailand 3%
Turkey 2%
S. Africa 2%
Next 5(2) 10%

2009 Citi Int'l RCB Revenues: $15.5B



Rest of Int'l RCB 23%
Mexico 24%
Brazil 9%
Japan 6%
Korea 5%
Taiwan 5%
Hong Kong 5%
Singapore 4%
India 4%
Australia 4%
Indonesia 2%
Next 5(3) 9%

(1) 2010 estimated financial services revenue pool including retail banking, cards and LCB 2008 revenue pool (source McKinsey). (2) Next 5: Hong Kong, Indonesia, Poland, United Arab Emirates, Saudi Arabia. (3) RCB next 5: Poland, Malaysia, Thailand, Turkey, Colombia.
Note: Developed markets comprise the U.S., Canada, Western Europe, Japan, Australia and New Zealand.

RCB + GTS: Citi At Work

- **Joint Consumer–ICG coverage of corporate clients**
  - Leverage GTS into Consumer Banking through integrated payroll solutions
- **Strong base of ~4,000 ICG clients(1)**
- **5.7 million total customers in 35 countries**
- **Growing source of new customers: 29% of new-to-bank retail customers**

Citi At Work % new-to-bank retail customers



80%
59%
33%
18%
Russia
India
Mexico
Brazil

Citi At Work % retail banking deposits



27%
18%
11%
7%
Russia
India
Brazil
Mexico

(1) Approximately 53,000 clients in total: ~4,000 ICG clients and ~49,000 Local Commercial Banking (RCB) clients.
Note: Citi At Work as a % of new-to-bank retail customers for full year 2009. Citi At Work as a % of retail banking deposits as of EOP 2009.

Adjusted Return On Assets

Net Income[(1)] ex-Net Revenue Marks & LLR Builds as a % of Avg. Managed[(2)] Assets



By Segment
Holdings
Citicorp
1.56%
1.13%
1.06%
1.03%
(0.11)%
1.07%
(0.47)%
1.57%
2006
2007
2008
2009

(1) Net income from continuing operations.
(2) Managed metrics are non-GAAP financial measures. Please see pages 35 and 36 for additional information on these metrics.
Note: Adjusted ROA is a non-GAAP financial measure. Adjusted ROA excludes impact of loan loss reserve builds (LLR) and of net revenue marks, tax affected at 35%. 2008 also excludes impact of goodwill impairment charge. Corporate / Other not shown.

Adjusted Return On Assets

Net Income[(1)] ex-Net Revenue Marks & LLR Builds as a % of Avg. Managed[(2)] Assets



Citicorp By Business
Avg. '06-'07
2009
Int'l '06/'07 '09
Cards: 5.08% 1.49%
RB: 1.94% 1.45%
N.A. '06/'07 '09
Cards: 2.14% 0.18%
RB: 2.28% 3.39%
2.56%
1.45%
2.14%
0.63%
0.59%
1.36%
3.02%
6.23%
Int'l RCB
N.A. RCB
S&B
GTS

(1) Net income from continuing operations.
(2) Managed metrics are non-GAAP financial measures. Please see pages 37-40 for additional information on these metrics.
Note: Adjusted ROA is a non-GAAP financial measure. Adjusted ROA excludes impact of loan loss reserve builds (LLR) and of net revenue marks, tax affected at 35%.

Adjusted Return On Assets

Net Income[1] ex-Net Revenue Marks & LLR Builds as a % of Avg. Managed[2] Assets



Citicorp By Region
Avg. '06-'07
2009
0.60%
1.00%
0.83%
2.26%
2.96%
1.86%
1.65%
1.83%
N.A.
EMEA
LatAm
Asia

(1) Net income from continuing operations.
(2) Managed metrics are non-GAAP financial measures. Please see page 41 for additional information on these metrics.
Note: Adjusted ROA is a non-GAAP financial measure. Adjusted ROA excludes impact of loan loss reserve builds (LLR) and of net revenue marks, tax affected at 35%.

Adjusted Return On Assets

Net Income[(1)] ex-Net Revenue Marks & LLR Builds as a % of Avg. Managed[(2)] Assets


Citicorp + Corp/Other
EOP Mgd. Assets ($Tr) (2)
ROA
1.00%
0.83%
0.85%
1.15%
$1.3
$1.3
$1.3
$1.4
2006
2007
2008
2009

(1) Net income from continuing operations.
(2) Managed metrics are non-GAAP financial measures. Please see pages 33 and 42 for additional information on these metrics.
Note: Adjusted ROA is a non-GAAP financial measure. Adjusted ROA excludes impact of loan loss reserve builds (LLR) and of net revenue marks, tax affected at 35%. Corporate/Other includes Corporate Treasury (i.e. Citigroup funding expenses, funding costs for non-interest bearing assets), net expenses of global functions and intercompany eliminations. 2009 excludes impact of TARP repayment and exiting of loss-sharing agreement ($6.2B after-tax) and preferred exchange gain ($0.9B after-tax).

Citigroup – Managed[1] Assets

(EOP $Tr)


Citicorp
Holdings
Corp/Other
1.31
1.47
1.50
1.29
1.30
1.23
1.23
1.07
1.03
1.06
1.08
1.15
0.75
0.80
0.89
0.93
0.94
0.87
0.81
0.75
0.70
0.69
0.65
0.59
0.02
0.03
0.04
0.04
0.04
0.08
0.10
0.22
0.20
0.21
0.26
0.23
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
Asia
24%
NA
45%
Latam
12%
19%
EMEA
Citicorp + Corp/Other:
$1.38

(1) Managed metrics are non-GAAP financial measures. Please see page 34 for additional information on these metrics.
Note: Corp/Other excludes assets from discontinued operations.

Citicorp + Corporate/Other

	2009	Goals
Managed Assets:	$1.38Tr(1)	~5% CAGR
Return on Assets:	1.15%(1)	1.25%-1.50%

(1) Adjusted net Income from continuing operations as a percentage of average managed assets. Adjusted ROA is a non-GAAP financial measure. Adjusted ROA excludes impact of loan loss reserve builds (LLR) and of net revenue marks, tax affected at 35%.
Please see pages 33 and 42 for additional information on these metrics.

Fundamentally Different Company

- Grow Citicorp's core businesses: GTS, S&B, RCB
- Client-focused strategy
- Leverage unique global footprint with unmatched presence in emerging markets
- Strong capital base
- Well positioned to return to sustained profitability

Certain statements in this document are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Citigroup’s filings with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off-balance sheet loans, and exclude the impact of card securitization activity.

Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup's owned loans.

$MM, except ratio

Tier 1 Common Ratio Calculation	**4Q'08**	**4Q'09**
Citigroup common stockholders' equity	$ 70,966	$ 152,388
Less: Net unrealized losses on securities available-for-sale, net of tax	(9,647)	(4,347)
Less: Accumulated net losses on cash flow hedges, net of tax	(5,189)	(3,182)
Less: Pension liability adjustment, net of tax	(2,615)	(3,461)
Less: Cumulative effect included in fair value of financial liabilities attributable to the change in own credit worthiness, net of tax	3,391	760
Less: Disallowed deferred tax assets	23,520	25,958
Less: Intangible assets:		
Goodwill	27,132	25,392
Other disallowed intangible assets	10,607	5,899
Other	(840)	(788)
Total Tier 1 Common	$ 22,927	$ 104,581
Risk Weighted Assets under Federal Reserve Board Capital Regulatory Guidelines (RWA)	996,247	1,088,526
Tier 1 Common Ratio (Total Tier 1 Common / RWA)	2.3%	9.6%

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

$MM	FY 2009
Managed Citicorp Revenues	$ 66,878
Less: Net impact from Card Securitizations - Citicorp	6,672
GAAP Citicorp Revenues	$ 60,206

$MM	FY 2009
Managed Citi Holdings Revenues	$ 34,770
Less: Net impact from Card Securitizations - Citi Holdings	4,135
GAAP Citi Holdings Revenues	$ 30,635

$MM	FY 2009
Managed Citicorp RCB Revenues	$ 29,443
Less: Net impact from Card Securitizations - Citicorp	6,672
GAAP Citicorp RCB Revenues	$ 22,771

$B	4Q'09
Managed Citicorp RCB EOP Loans	$ 196.3
Less: Impact from Securitized Loans	$ 71.6
GAAP Citicorp RCB EOP Loans	$ 124.7

$B	4Q'09
Managed Citicorp NA RCB EOP Loans	$ 82.7
Less: Impact from Securitized Loans	$ 71.6
GAAP Citicorp RCB EOP Loans	$ 11.1

$Tr	2006	2007	2008	2009
Managed Citicorp + Corporate/Other EOP Assets	$ 1.26	$ 1.33	$ 1.29	$ 1.38
Less: Impact from Securitized Loans	$ 0.07	$ 0.07	$ 0.07	$ 0.07
GAAP Citicorp + Corporate/Other EOP Assets	$ 1.19	$ 1.26	$ 1.22	$ 1.31

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

$B	1Q'07	2Q'07	3Q'07	4Q'07	1Q'08	2Q'08	3Q'08	4Q'08
Managed Citicorp EOP Assets	$ 1,312	$ 1,466	$ 1,499	$ 1,292	$ 1,296	$ 1,232	$ 1,229	$ 1,072
Less: Impact from Securitized Loans	67	67	70	70	71	72	71	70
GAAP Citicorp EOP Assets	$ 1,245	$ 1,399	$ 1,429	$ 1,222	$ 1,225	$ 1,160	$ 1,158	$ 1,002

$B	1Q'07	2Q'07	3Q'07	4Q'07	1Q'08	2Q'08	3Q'08	4Q'08
Managed Citi Holdings EOP Assets	$ 752	$ 798	$ 894	$ 927	$ 938	$ 872	$ 812	$ 751
Less: Impact from Securitized Loans	35	37	37	39	40	39	37	36
GAAP Citi Holdings EOP Assets	$ 717	$ 761	$ 857	$ 888	$ 898	$ 833	$ 775	$ 715

$B	1Q'09	2Q'09	3Q'09	4Q'09
Managed Citicorp EOP Assets	$ 1,026	$ 1,055	$ 1,085	$ 1,151
Less: Impact from Securitized Loans	68	71	71	72
GAAP Citicorp EOP Assets	$ 958	$ 984	$ 1,014	$ 1,079

$B	1Q'09	2Q'09	3Q'09	4Q'09
Managed Citi Holdings EOP Assets	$ 700	$ 687	$ 654	$ 586
Less: Impact from Securitized Loans	38	38	37	39
GAAP Citi Holdings EOP Assets	$ 662	$ 649	$ 617	$ 547

$MM	FY 2009
Managed Citi Holdings LCL Revenues	$ 23,317
Less: Net impact from Card Securitizations - Citi Holdings	4,135
GAAP Citi Holdings LCL Revenues	$ 19,182

$MM	FY 2009
Managed Citi Holdings LCL NCLs	$ 23,827
Less: Impact from Card Securitizations	4,590
GAAP Citi Holdings LCL NCLs	$ 19,237

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp Adjusted ROA Reconciliation ($B)

	Net Income from Cont. Ops. Citicorp	Adjustments: Loan Loss Reserves[1]	Adjustments: Revenue Marks	Adjustments: Goodwill imp.	Adjusted Net Income
2006	$12.5	($0.1)			$12.6
2007	14.6	(0.7)	0.7		14.7
2008	6.2	(2.0)	0.1	(6.1)	14.1
2009	14.8	(1.8)	(0.8)		17.3

	Avg. Assets	N.A. Cards Sec. Impact	Mgd. Avg. Assets
2006	$1,047	$68	$1,115
2007	1,353	67	$1,420
2008	1,256	70	$1,326
2009	1,035	69	$1,104

	Adjusted ROA
2006	1.13%
2007	1.03%
2008	1.07%
2009	1.57%

(1) Includes provision for unfunded lending commitments

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Holdings Adjusted ROA Reconciliation ($B)

	Net Income from Cont. Ops. Holdings	Adjustments: Loan Loss Reserves[1]	Adjustments: Revenue Marks	Adjustments: Goodwill imp.	Adjusted Net Income
2006	9.4	$0.3			9.2
2007	(8.7)	(3.8)	(13.1)		8.2
2008	(36.0)	(7.3)	(25.2)	(2.6)	(0.9)
2009	(8.2)	(3.6)	(1.4)		(3.2)

	Avg. Assets	N.A. Cards Sec. Impact	Mgd. Avg. Assets
2006	$556	$29	$585
2007	741	32	$773
2008	813	37	$850
2009	646	36	$682

	Adjusted ROA
2006	1.56%
2007	1.06%
2008	(0.11%)
2009	(0.47%)

(1) Includes provision for unfunded lending commitments

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp RCB Adjusted ROA Reconciliation ($B)

	Net Income from Cont. Ops.			Adjustments			Adjusted Net Income		
	NA	Int'l	Total RCB	NA	Int'l	Total LLR	NA	Int'l	Total
2006	2.6	3.4	$6.0	0.0	0.0	$0.1	2.6	3.4	$5.9
2007	1.9	3.7	$5.6	(0.1)	(0.5)	(0.6)	1.9	4.2	6.2
2009	0.4	1.5	$1.9	(0.3)	(0.8)	(1.1)	0.6	2.4	3.0

	GAAP Avg. Assets		
	NA	Int'l	Total
2006	37	135	$172
2007	39	161	200
2009	34	162	196

Cards Sec. Impact	Mgd. Avg. Assets
$68	$240
67	267
69	265

	Adjusted ROA		
	NA	Int'l	Total
2006	2.45%	2.49%	2.47%
2007	1.82%	2.64%	2.31%
06-'07 Avg	2.14%	2.56%	2.39%
2009	0.63%	1.45%	1.13%

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp RCB Retail Bank Adjusted ROA Reconciliation ($B)

	Net Income from Cont. Ops.			Adjustments			Adjusted Net Income		
	NA	Int'l	Total	NA	Int'l	Total LLR	NA	Int'l	Total
2006	0.6	2.3	$3.0	0.0	0.2	$0.2	0.6	2.1	$2.8
2007	0.1	2.3	$2.4	(0.0)	(0.2)	(0.2)	0.1	2.5	2.6
2009	0.4	1.6	$2.0	(0.1)	(0.2)	(0.3)	0.5	1.8	2.3

			Avg. Assets
	NA	Int'l	Total
2006	16	110	$126
2007	20	126	$146
2009	14	125	$139

			Adjusted ROA
	NA	Int'l	Total
2006	3.89%	1.92%	2.18%
2007	0.67%	1.95%	1.78%
06-'07 Avg	2.28%	1.94%	1.98%
2009	3.39%	1.45%	1.65%

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp RCB Cards Adjusted ROA Reconciliation ($B)

	Net Income from Cont. Ops.			Adjustments			Adjusted Net Income		
	NA	Int'l	Total	NA	Int'l	Total LLR	NA	Int'l	Total
2006	2.0	1.1	$3.0	0.0	(0.2)	($0.2)	1.9	1.3	$3.2
2007	1.8	1.4	3.2	(0.0)	(0.4)	(0.4)	1.8	1.8	3.6
2009	(0.1)	(0.0)	(0.1)	(0.2)	(0.6)	(0.8)	0.2	0.5	0.7

	GAAP Avg. Assets			Cards Sec. Impact	Mgd. Avg. Assets
	NA	Int'l	Total		
2006	21	25	$46	$68	$113
2007	19	35	54	67	121
2009	20	36	57	69	125

	Adjusted ROA		
	NA	Int'l	Total
2006	2.19%	5.00%	2.81%
2007	2.09%	5.15%	2.97%
06-'07 Avg	2.14%	5.08%	2.89%
2009	0.18%	1.49%	0.56%

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp S&B Adjusted ROA Reconciliation ($B)

		Adjustments		Adj.
	Net Income from Cont. Ops.	Total LLR[1]	Total Marks	Net Income
2006	$5.0	($0.1)		$5.1
2007	$6.5	(0.2)	0.653	6.0
2009	$9.2	(0.6)	(0.767)	10.6

	Avg. Assets
2006	$812
2007	1,085
2009	779

	Adjusted ROA
2006	0.63%
2007	0.56%
06-'07 Avg	0.59%
2009	1.36%

(1) Includes provision for unfunded lending commitments

Citicorp GTS Adjusted ROA Reconciliation ($B)

		Adjustments	
	Net Income from Cont. Ops.	Total LLR[1]	Adjusted Net Income
2006	$1.6	($0.0)	$1.6
2007	$2.5	0.0	2.4
2009	$3.7	(0.0)	3.7

	Avg. Assets
2006	$63
2007	$69
2009	$60

	Adjusted ROA
2006	2.51%
2007	3.53%
06-'07 Avg	3.02%
2009	6.23%

(1) Includes provision for unfunded lending commitments

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp Regional Adjusted ROA Reconciliation ($B)

Net Income from Cont. Ops.	NA	EMEA	Latam	Asia	Total
2006	4.0	2.0	3.2	3.4	$12.5
2007	3.8	2.5	3.5	4.8	$14.6
2009	3.4	4.5	2.4	4.5	$14.8

Adjustments

Loan Loss Reserves[1]	NA	EMEA	Latam	Asia	Total
2006	(0.0)	(0.0)	(0.1)	0.1	($0.1)
2007	(0.1)	(0.3)	(0.3)	(0.0)	(0.7)
2009	(0.4)	(0.6)	(0.4)	(0.4)	(1.8)

Net Revenue Marks	NA	EMEA	Latam	Asia	Total
2006					
2007	0.6	0.0	0.0	0.0	$0.7
2009	(1.0)	(0.2)	0.4	(0.0)	(0.8)

Adjusted Net Income	NA	EMEA	Latam	Asia	Total
2006	4.0	2.1	3.3	3.2	$12.6
2007	3.3	2.8	3.8	4.8	14.7
2009	4.7	5.2	2.5	4.9	17.3

Average GAAP Assets	NA	EMEA	Latam	Asia	Total
2006	486	250	108	203	$1,047
2007	601	338	135	280	1,353
2009	405	232	133	266	1,035

	Cards Sec. Impact	Avg. Mgd.
2006	$68	$1,115
2007	67	$1,420
2009	69	$1,104

Adjusted ROA	NA	EMEA	Latam	Asia	Total
2006	0.72%	0.83%	3.10%	1.59%	1.13%
2007	0.49%	0.82%	2.82%	1.72%	1.03%
06, '07 Avg	0.60%	0.83%	2.96%	1.65%	1.08%
2009	1.00%	2.26%	1.86%	1.83%	1.57%

(1) Includes provision for unfunded lending commitments

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp + Corp Other Adjusted ROA Reconciliation ($B)

	Net Income from Cont. Ops.			Adjustments					
	Citicorp	Corp/Other	Total	Loan Loss Reserves[1]	Revenue Marks	Preferred Exchange	TARP Rep./ Loss sharing	Goodwill imp.	Net Income
2006	$12.5	($1.2)	$11.3	($0.1)					$11.4
2007	14.6	(2.7)	11.9	(0.7)	0.7				$12.0
2008	6.2	(2.2)	4.0	(2.0)	0.1			(6.1)	$12.0
2009	14.8	(7.6)	7.2	(1.8)	(0.8)	0.9	(6.2)		$15.0

	Avg. Assets	N.A. Cards Sec. Impact	Mgd. Avg. Assets
2006	$1,069	$68	$1,137
2007	1,382	67	$1,449
2008	1,336	70	$1,406
2009	1,243	69	$1,312

	Adjusted ROA
2006	1.00%
2007	0.83%
2008	0.85%
2009	1.15%
Average 2006/2007	0.91%

(1) Includes provision for unfunded lending commitments

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

$MM	1Q'07	2Q'07	3Q'07	4Q'07	1Q'08	2Q'08	3Q'08	4Q'08
Managed Citi Holdings LCL NCLs	$ 1,936	$ 1,975	$ 2,262	$ 2,660	$ 3,358	$ 3,707	$ 4,299	$ 4,897
Less: Impact from Card Securitizations	531	499	512	501	711	725	812	862
GAAP Citi Holdings LCL NCLs	$ 1,405	$ 1,476	$ 1,750	$ 2,159	$ 2,647	$ 2,982	$ 3,487	$ 4,035

$MM	1Q'09	2Q'09	3Q'09	4Q'09	FY 2009
Managed Citi Holdings LCL NCLs	$ 5,589	$ 6,434	$ 6,066	$ 5,738	$ 23,827
Less: Impact from Card Securitizations	1,057	1,278	1,137	1,118	4,590
GAAP Citi Holdings LCL NCLs	$ 4,532	$ 5,156	$ 4,929	$ 4,620	$ 19,237